UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020 (April 23, 2020)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta,	Ohio	45750-0738
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(740)	373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	PEBO	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders
On April 23, 2020, Peoples Bancorp Inc. (“Peoples”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) with 15,556,177 (74.90%) of the 20,768,109 common shares outstanding and entitled to vote on the February 24, 2020 record date represented in person or by proxy.
Nine directors of Peoples were elected to serve terms of one year each: Tara M. Abraham, S. Craig Beam, George W. Broughton, David F. Dierker, James S. Huggins, Brooke W. James, David L. Mead, Susan D. Rector and Charles W. Sulerzyski.
The following is a summary of the voting results:

Nominee	For	Withheld	Abstentions	Broker Non-Votes
Tara M. Abraham	11,919,135	257,148	not applicable	3,379,894
S. Craig Beam	11,983,476	192,807	not applicable	3,379,894
George W. Broughton	11,675,526	500,757	not applicable	3,379,894
David F. Dierker	11,925,900	250,383	not applicable	3,379,894
James S. Huggins	11,962,946	213,337	not applicable	3,379,894
Brooke W. James	11,928,188	248,095	not applicable	3,379,894
David L. Mead	11,686,346	489,937	not applicable	3,379,894
Susan D. Rector	11,849,004	327,279	not applicable	3,379,894
Charles W. Sulerzyski	11,930,172	246,111	not applicable	3,379,894

Also at the Annual Meeting, Peoples' shareholders: (1) approved, in a non-binding advisory vote, the compensation of Peoples' named executive officers as disclosed in Peoples' proxy statement for the Annual Meeting; and (2) ratified the appointment of Ernst & Young LLP as Peoples' independent registered public accounting firm for the fiscal year ending December 31, 2020. The following is a summary of the voting results:

Proposal	For	Against	Abstentions	Broker Non-Votes
Non-binding advisory vote on executive compensation	11,694,291	434,562	47,431	3,379,894

Proposal	For	Against	Abstentions	Broker Non-Votes
Ratification of the appointment of independent registered public accounting firm	15,218,542	318,710	18,925	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	April 28, 2020	By:/s/	JOHN C. ROGERS
John C. Rogers

Executive Vice President, Chief Financial Officer and Treasurer